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September 2011

What's New

The Davlin Philanthropic Fund, the first mutual fund to allow investors to direct charitable contributions from the advisory fees, has announced that philanthropic author and historian Claire
Gaudiani, Ph.D., has been elected a director of The Davlin
Foundation. Dr. Gaudiani is a recognized champion of philanthropy as an essential element of American capitalism and democracy.  She is currently Adjunct Professor of Philanthropy at the Wagner School of
Public Service of New York University and Chair of Gaudiani
Associates. She is also the former president of Connecticut College.
While serving as a senior research scholar at Yale law School, she wrote The Greater Good: How Philanthropy Drives the American Economy
and Can Save Capitalism.  Her most recent book concerning
philanthropy is Generosity Unbound.  Read More...
[http://cts.vresp.com/c/?DavlinPhilanthropicF/faf905822d/TEST/cd1e9d0b87/DavlinPhilanthropicF/e7a7557c73/TEST/4c73c8f1b1]

Stock Market Update

We are excited to announce that the Davlin Philanthropic Fund has achieved a five-star rating from Morningstar for its three-year performance in the mid-cap value class.

Morningstar ranks and rates funds within various categories based on an enhanced Morningstar Risk-Adjusted Return measure.  For more information on the Morningstar rating system, investors should visit
www.Morningstar.com.  The Davlin Fund information can be accessed using its symbol: DPFDX. Read
More...[http://cts.vresp.com/c/?DavlinPhilanthropicF/faf905822d/TEST/85610219ca/DavlinPhilanthropicF/e7a7557c73/TEST/fd80b7325c]

Charity Update

It is official: April is our favorite month of the year.  After the long New England winter, the last of the snow finally melted.  The days are getting longer and with it warmer weather starts to appear, all be it sporadically.  And most importantly, it is time to give out the annual donation checks.  This April marked our third year of donations.  Checks went out to twenty–one great charities,
including:  Actor’s Fund of America, Alzheimer’s Association,
ASPCA, Bay Cove Human Service, BELL National, Belmont Hill School,
the Boston Harbor Island Alliance, Boston University, Earthwatch
Institute, Feeding America, Hands Together for Haiti, Heifer Project
International, Juvenile Diabetes Research Foundation, Massachusetts
Society for the Prevention of Cruelty to Children, Nature
Conservancy, Parmenter Community Health, Public Theater of NY,
Trinity College, University of Pittsburgh, and WNRN (a public radio station). Read
more...[http://cts.vresp.com/c/?DavlinPhilanthropicF/faf905822d/TEST/aadae9b81c/DavlinPhilanthropicF/e7a7557c73/TEST/307c9a72f6]

Ticker Symbol: DPFDX

Interesting Perspectives

Study: State could look to non-profits for revenue
[http://cts.vresp.com/c/?DavlinPhilanthropicF/faf905822d/TEST/12bfe221b4/DavlinPhilanthropicF/e7a7557c73/TEST/23f28ead92]

For more information please visit our website, www.DavlinFunds.org
[http://cts.vresp.com/c/?DavlinPhilanthropicF/faf905822d/TEST/10f539aa38/DavlinPhilanthropicF/e7a7557c73/TEST/34b1a6b53f]

Performance data represents past performance, which is not indicative of future performance.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and
that current performance may be lower or higher than the performance data quoted.  As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling
1-877-Davlin-8.  Read the prospectus carefully before investing. .
The Fund's total expense ratio, as provided in the Fund prospectus dated August 1, 2010, was 1.56%.

Morningstar ratings are calculated based on Morningstar risk-adjusted returns measures that accounts for variation in a fund's monthly performance (including the effect of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars, the next 22.55 receive 2 stars and the bottom
10% receive 1 star.  The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.  The Davlin Philanthropic Fund was rated five stars out of
348 funds in Morningstar's Mid-Cap Value Category for the 3 year period ended June 30, 2001.
[http://cts.vresp.com/c/?DavlinPhilanthropicF/faf905822d/TEST/b96d8846ed/DavlinPhilanthropicF/e7a7557c73/TEST/54ab7e1307]  or by calling 1-877-Davlin-8. Read the prospectus carefully before investing.

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Wayland, Massachusetts 01778
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